            PROFESSIONAL BENEFITS INSURANCE COMPANY IN RECEIVERSHIP
                         909 N.E. LOOP 410, SUITE 632
                             SAN ANTONIO, TX 78209

Phone (210) 826-0003                                    Facsimile (210) 826-3504
--------------------------------------------------------------------------------

TO ALL POTENTIAL CREDITORS OF PROFESSIONAL BENEFITS INSURANCE COMPANY (PBIC)

RE:  The State of Texas vs. Professional Benefits Life Insurance Company
     (PBIC): Cause No. 98-04500, in the 201st Judicial District Court of Travis County, Texas

Please be advised that the above court entered a Temporary Restraining Order against Professional Benefits Insurance Company (PBIC) on April 30, 1998 placing the company in receivership. The Commissioner of Insurance, as Receiver, has designated Ernesto Garza, as the Special Deputy Receiver (SDR) to conduct the business of the company. PBIC was licensed to write business in Arizona, Nebraska, New Mexico, Oklahoma, South Dakota and Texas.

All policies issued to residents of the above indicated states that were in force as of April 30, 1998 have been assumed by the guaranty association in the state where the policyholder resides. All policies issued to residents of other states that were in force as of April 30, 1998 have been assumed by the Texas guaranty association. Should you have any questions regarding coverage or continuation of benefits, please contact your guaranty association whose address and phone appear on Attachment 1 to this notice. You should have your policy number and/or certificate number available for reference.

Claims other than those covered by the guaranty associations or in excess of the guaranty association limits will be handled by the Special Deputy Receiver of PBIC, and will require a proof of claim. Such claims include but are not limited to: claims of vendors, service providers, employee wage claims, stockholders, or other general creditors. These proceedings are governed by Texas Ins. Code Article 21.28.

The receivership court has set a CLAIM FILING DEADLINE of 5:00 p.m., C.S.T., January 29, 1999. Accordingly, any and all claims by policyholders or creditors must be presented or post-marked to the SDR at 909 N.E. Loop 410, Suite 632, San Antonio, Texas 78209 on or before January 29, 1999. To receive further consideration of your claim, a Proof of Claim form, a copy of which is attached, must be filed. Additional forms may be requested by contacting the office of the SDR by telephone at (210) 826-0003 or by fax at (210) 826-3504. We regret any difficulties that this situation may have caused you. If you have any questions about this notice please contact our office. If you have any questions about continuation of coverage please contact your guaranty association.

Yours truly,



Ernesto Garza
Special Deputy Receiver for
Professional Benefits Insurance Company in Receivership

                           IMPORTANT - READ CAREFULLY

           NOTICE OF RECEIVERSHIP AND PROOF OF CLAIM FILING DEADLINE

On April 30, 1998, Professional Benefits Insurance Company (PBIC) was placed in temporary receivership by order of the 201st Judicial District Court of Travis County, Texas and on June 22, 1998 was placed in permanent receivership. The Texas Commissioner of Insurance, Elton Bomer, has been appointed Receiver. The Commissioner has delegated his authority as Receiver to Special Deputy Receiver Ernesto Garza. Some guaranty associates will review claims of resident claimants and will consider those claims that are within their statutory authority. The receivership's assets are used to pay approved non-covered claims in accordance with art. 21.28 of the Texas Insurance Code. The purpose of this notice is to notify you of the receivership procedure, and to provide you with instructions for filing your Proof of Claim with the Special Deputy Receiver.

PROCEDURE FOR FILING PROOF OF CLAIM FORM:

1. If you have a claim pending against PBIC, you need to file the Proof of Claim form.

2. In the event the Special Deputy Receiver denies your claim, in whole or in part, you are entitled to appeal the denial by filing suit in the 201st Judicial District Court of Travis County, Texas.

3. If you have any questions about filing this Proof of Claim form, you may contact the Special Deputy Receiver at (210) 826-0003.

4.   THE PROOF OF CLAIM FILING DEADLINE IS 5:00 PM CST, JANUARY 29, 1999.

PLEASE FOLLOW THESE INSTRUCTIONS IN COMPLETING THE ENCLOSED PROOF OF CLAIM FORM:

o Indicate the type of claim and amount, if known, by checking the appropriate category and indicating the amount.

o Vendors of PBIC making claims for unpaid goods provided or services rendered should check box 5 on the Proof of Claim form. You must include a copy of the original written contract (or a description of the agreement) and detailed invoices.

o If the amount of a claim is unknown, you must still file the Proof of Claim by the Proof of Claim filing deadline. Insert the words "unstated amount" in the amount column.

o If you have assigned your right of recovery, you must indicate the assignee's name and address and attach a copy of the Assignment.

o During the course of the receivership proceedings, you must notify the Special Deputy Receiver in writing of any mailing address and telephone number changes.

o Persons filing this claim must provide their social security numbers, phone numbers, sign and date the Proof of Claim and have all signatures notarized. Claims filed by corporations must be signed by an authorized representative of the company. Please state the capacity of the signatory. you must provide your attorney's name and address, if applicable.

o If you fail to adequately describe and document your claim, your Proof of Claim may be rejected.

o    To reduce expense, receipt of the Proof of Claim form is not acknowledged.

o You will receive notice of the decision of the Special Deputy Receiver when the proof of claim is processed.

o You must disclose all cash, premium funds or accounts, securities, trust funds, letters of credit, or other assets of PBIC which you hold or over which you exercise any control.

       ALL PROOF OF CLAIM FORMS MUST BE POST-MARKED BEFORE 5:00 PM CST ON
                       JANUARY 29, 1999 AND PRESENTED TO:

            PROFESSIONAL BENEFITS INSURANCE COMPANY, IN RECEIVERSHIP
                     Ernesto Garza, Special Deputy Receiver
                         909 N. E. Loop 410, Suite 632
                             San Antonio, TX 78209
                    Tel (210) 826-8003   Fax (210) 826-3584

                             GUARANTY ASSOCIATIONS


You may contact the following entities if you have questions regarding coverage or continuation of benefits and you are a resident of:

     Texas, Oklahoma, Arizona and any state other than New Mexico:

          LaShelle, Coffman & Boles, Ltd.
          301 Congress Avenue, Suite 500
          Austin, Texas 78701
          Phone: (512) 499-0004
          Fax: (512) 472-1470

     New Mexico:

          New Mexico Life and Health Insurance Guaranty Association
          P.O. Box 13449
          Albuquerque, New Mexico 87192-3449
          Phone: (505) 237-9397
          Fax: (505) 237-9496



                                  Attachment 1

===============================================================================
                                 PROOF OF CLAIM
                                  IN REGARD TO
                    PROFESSIONAL BENEFITS INSURANCE COMPANY
                                IN RECEIVERSHIP
===============================================================================

   READ THE ENCLOSED INSTRUCTION SHEET CAREFULLY BEFORE COMPLETING THIS FORM

THE DEADLINE FOR FILING YOUR PROOF OF CLAIM IS 5:00 PM C.S.T., JANUARY 29, 1999.


-------------------------------------------------------------------------------------------------------------------
           CLAIMANT'S NAME & ADDRESS              IF REPRESENTED BY AN ATTORNEY, PLEASE COMPLETE THIS SECTION ALSO.
                (PLEASE PRINT)                                            (PLEASE PRINT)
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                     NAME                                                NAME OF ATTORNEY

-------------------------------------------------------------------------------------------------------------------
                MAILING ADDRESS                                          MAILING ADDRESS

-------------------------------------------------------------------------------------------------------------------
       CITY          STATE          ZIP CODE                    CITY          STATE          ZIP CODE

-------------------------------------------------------------------------------------------------------------------
    HOME PHONE     WORK PHONE    SOCIAL SECURITY #                         PHONE NUMBER

-------------------------------------------------------------------------------------------------------------------


YOU MUST NOTIFY THE SPECIAL DEPUTY RECEIVER OF ANY CHANGES IN YOUR ADDRESS OR PHONE NUMBER.

Claim is for:
Check the appropriate box below:                                                               Claim amount
                                                                                               ------------

1)  [ ]  Unpaid wages of a former employee of the company..................................    $
                                                                                               ------------
2)  [ ]  State Insurance Department........................................................    $
                                                                                               ------------
3)  [ ]  Insurance Guaranty Association....................................................    $
                                                                                               ------------
4)  [ ]  Claim is made by an insurance agent for unpaid commissions or invoices............    $
                                                                                               ------------
5)  [ ]  Claim is made by a vendor or creditor for unpaid goods and services...............    $
                                                                                               ------------
6)  [ ]  Stockholder.......................................................................    $
                                                                                               ------------
7)  [ ]  Other claim.......................................................................    $
                                                                                               ------------
         Describe:
                  -------------------------------------------------------------------------

    TOTAL AMOUNT OF CLAIM (if the amount of claim is unknown at this time,
    insert the words "unstated amount")....................................................    $
                                                                                               ------------


Describe the nature of your claim:

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                                 (Page 1 of 2)

If your loss may be covered by any other insurance, please identify the Insurance company and policy number
Insurance company                       Policy number
                 -----------------------             ------------------------

Do you hold or exercise any control over any cash, securities, trust funds, letters of credit, or other assets of Professional Benefit Insurance Company? if yes, describe below

-----------------------------------------------------------------------------

-----------------------------------------------------

Has a LAWSUIT or other Legal Action been instituted?  Yes [ ] No [ ] If yes please provide the following information:
1. Court where filed                                        2. Case number and Date filed
                    ---------------------------------------                               --------------------------
3. Plaintiff(s):                                            4. Defendant(s)
                --------------------------------------------               -----------------------------------------

ATTACH DOCUMENTATION TO SUPPORT YOUR CLAIM
------------------------------------------

Note: If you are filing a death claim, please send a certified copy of the death certificate.

Note: If you want to cancel your policy and receive the cash surrender value, please complete and return the form titled: "Surrender of Policy".

AFFIRMATION OF CLAIMANT
-----------------------

I affirm that I have read the foregoing Proof of Claim and understand the contents thereof, that the claim of $_______ against PBIC is justly owing to me; that I alone am entitled to file this claim, except as stated above, that there is no setoff to the claim thereto, except as stated above; that the matters set forth above and any accompanying statements and documents are true to my own knowledge, and that no payment of/or on account of the aforesaid claim has been made, except as stated above.

-------------------                     -------------------------------------
DATE SIGNED                             SIGNATURE OF PERSON MAKING CLAIM

                                        -------------------------------------
                                        TITLE (IF APPLICABLE)

SUBSCRIBED AND SWORN TO BEFORE ME, THIS      DAY OF      , 19    .
                                       ------      ------    ----

                                        -------------------------------------
                                        SIGNATURE OF NOTARY PUBLIC

               CLAIMANT - PLEASE DO NOT COMPLETE BELOW THIS LINE
-----------------------------------------------------------------------------

                SPECIAL DEPUTY RECEIVER
--------------------------------------------------------
Amount approved - Class 1            $               .
--------------------------------------------------------
Amount approved - Class 2            $               .
--------------------------------------------------------
Amount approved - Class 3            $               .
--------------------------------------------------------
Amount approved - Class 4/Class 5    $               .
--------------------------------------------------------
Amount rejected, in whole or in part $               .
--------------------------------------------------------
Total credits of GA approved         $               .
--------------------------------------------------------




-----------------------------------------------------------
Signature and date - Special Deputy Receiver Representative


                                 (Page 2 of 2)